UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2006
KEYCORP

(Exact name of registrant as specified in
charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer Identification No.)
incorporation)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
On April 18, 2006, KeyCorp conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by KeyCorp in the conference call/webcast follows as Annex A to this Item 2.02.
On April 18, 2006, KeyCorp issued a press release announcing its earnings results for the three-month period ended March 31, 2006. This press release, dated April 18, 2006, is attached as Exhibit 99.1 to this report.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	KeyCorp’s April 18, 2006, press release announcing its earnings results for the three-month period ended March 31, 2006.
Forward-Looking Statement. This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

ANNEX A
First Quarter 2006 Review April 18, 2006 Speakers: Henry Meyer Jeff Weeden
First Quarter 2006 Review April 18, 2006 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward- looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward- looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Progress on Strategic Initiatives Solid financial performance Progress on Community Bank realignment Announced new Vice Chair Continued progress on regulatory matters Closed Austin Capital acquisition

Organizational Chart Chairman of the Board and Chief Executive Officer Henry L. Meyer III Vice Chair - KeyCorp Community Banking Beth Mooney Vice Chair - KeyCorp National Banking Tom Bunn Vice Chair - KeyCorp Chief Administrative Officer Tom Stevens Chief Financial Officer Jeff Weeden Chief Risk Officer Chuck Hyle

Retail Banking 0.16667 Commercial Banking 0.16667 Real Estate Capital 0.16667 Equipment Finance 0.16667 Institutional and Capital Markets 0.16667 Consumer Finance 0.16667 Lines of Business Community Banking Regional Banking Retail Business Small Business McDonald Financial Group Commercial Banking National Banking Real Estate Capital Equipment Finance Institutional and Capital Markets Victory Capital Management Consumer Finance

Financial Summary - 1Q06 vs. 1Q05 Reported EPS: $0.70 vs. $0.64 Total revenue (TE) - up 1.9% Average total loans - up 4.6% Average core deposits - up 10.0% Solid asset quality Realigned line of business reporting TE = Taxable Equivalent

Net Interest Income (TE) 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 Net Interest Income 677 651 673 698 714 723 726 748 756 Net Interest Spread 0.0341 0.0325 0.0326 0.0327 0.0328 0.0326 0.0314 0.0312 0.0313 Net Interest Margin 0.0373 0.0356 0.036 0.0363 0.0366 0.0371 0.0367 0.0371 0.0377 TE = Taxable Equivalent $ in millions

2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 Average Loan Growth from Prior Year -0.0406 -0.0107 -0.0094 -0.0104 0.0197 0.0613 0.065 0.077 0.0572 0.043 0.0455 Consumer Loans 23.92 24.066 24.315 23.615 23.727 23.391 20.703 20.54 20.493 20.352 20 Commercial Loans 36.658 35.862 35.569 36.268 37.527 39.99 43.075 43.951 44.317 45.753 46.7 Total 60.6 59.928 59.884 59.883 61.254 63.381 63.778 64.491 64.81 66.105 66.7 $ in billions Commercial Consumer Average Loans $36.6 24.0 $36.3 23.6 $35.6 24.3 $35.8 24.1 $37.6 23.7 $40.0 23.4 $43.1 20.7 $44.0 20.5 $44.3 20.5 $45.8 20.3 $46.7 20.0

$ in billions 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 CD's 12.8 11.3 11 10.6 10.3 10.4 10.6 10.8 10.8 10.8 11.3 Average Core Deposit Growth from Prior Year 0.008 0.1005 0.0545 0.0483 0.0475 0.0678 0.0728 0.0783 0.08 0.0796 0.0997 Savings 2 2.1 2 2 2 1.9 2 2 2 1.858 1.8 Now & Mmda 13.8 17.9 18.9 19.8 20.5 21.5 21.6 22.3 22.886 23.947 24.5 dda 9.1 10.4 10.7 11 11.3 11.8 11.5 11.7 12.2 12.594 12.7 Total 37.7 41.7 42.6 43.4 44.1 45.7 45.7 46.8 47.9 49.4 50.3 DDA NOW/MMDA Savings CD's $9.1 13.8 2.0 12.8 $10.4 17.9 2.1 11.3 $10.7 18.9 2.0 11.0 $11.0 19.8 2.0 10.6 $11.3 20.5 2.0 10.3 $11.8 21.6 1.9 10.4 $11.5 21.6 2.0 10.6 $11.7 22.3 2.0 10.8 $12.2 22.9 2.0 10.8 $12.6 23.9 1.9 11.0 $12.7 24.5 1.8 11.3 Average Core Deposits $50.3

Net Charge-Offs to Average Loans 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 KEY 0.0129 0.0091 0.0074 0.007 0.0049 0.0088 0.0034 0.003 0.003 0.0098 0.0023 0.0035 0.0026 0.0022 Peer Median S&P Regional & Diversified Bank Indices 0.0071 0.0055 0.0036 0.0032 0.0032 0.0034 0.0027 0.0025 0.0027 0.0029 (1) (2) (1) Continuing Portfolio (2) Excludes Passenger Airline Lease Portfolio (2)

$ in millions 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 KEY 0.016 0.0121 0.0112 0.0089 0.0074 0.006 0.0058 0.0052 0.006 0.0046 0.0048 Peer Median S&P Regional & Diversified Bank Indices 0.0086 0.0069 0.0065 0.0057 0.0053 0.005 0.0048 0.0044 0.0042 0.0041 OREO 49.375 58.939 82.411 112.319 69.834 71.022 72.406 45.604 33.103 29.887 24.883 Consumer 219.089 229.001 227.952 217.967 204.983 129.805 132.193 122.115 122.942 130.139 152.329 Commercial 724.196 465.287 359.435 209.638 184.94 178.085 166.659 169.828 237.09 146.546 142.935 Total 992.66 753.227 669.798 539.924 459.757 378.912 371.258 337.547 393.135 306.572 320.1 Commercial Consumer OREO + Other $724 219 50 Nonperforming Assets $465 229 59 $358 228 84 $210 218 112 $184 205 71 $178 130 71 $167 132 72 $170 122 46 $237 123 33 $147 130 30 $143 152 25 $320 NPAs to Loans + OREO

Allowance to Period-end Loans 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 KEY 0.0243 0.0235 0.022 0.021 0.0202 0.018 0.0176 0.017 0.0167 0.0145 0.0144 Peer Median S&P Regional & Diversified Bank Indices 0.015 0.0141 0.014 0.0137 0.0133 0.0121 0.0119 0.0118 0.0121 0.0113

Allowance to NPLs 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 KEY 1.54 2.03 2.2287 2.9813 3.2159 3.6948 3.7726 3.7671 3.04 3.49 3.27 Peer Median S&P Regional & Diversified Bank Indices 2.07 2.38 2.58 2.85 3.16 3.11 3.2 3.37 3.38 3.56

Tangible Equity to Tangible Assets 2002 1Q03 2Q03 3Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 KEY 0.0673 0.0671 0.069 0.0694 0.0694 0.0698 0.0664 0.0657 0.0635 0.0643 0.066 0.0668 0.0668 0.0671 Peer Median S&P Regional & Diversified Bank Indices 0.065 0.0673 0.0655 0.0678 0.0679 0.0678 0.0649 0.0656 0.0635 0.0632 0.0625 0.0645 0.0611

EPS Ranges 2Q06: $0.69 to $0.73 2006 F.Y.: $2.80 to $2.90 Financial Outlook and Long-Term Goals Long-Term Goals EPS: 8% to 10% Growth ROE: 16% to 18%

Appendix

Summary of Operations $ in millions, except per share amounts TE = Taxable Equivalent

National Banking Financial Summary $ in millions TE = Taxable Equivalent

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent

Community Banking Financial Summary $ in millions TE = Taxable Equivalent

Community Banking Line of Business Summary $ in millions TE = Taxable Equivalent

Net Charge-Offs to Average Loans 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 Consumer Commercial by Loan Type 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 Consumer/Comml Loans 0.0038 0.0032 0.0027 0.0023 0.0016 0.0019 0.0015 0.0067 0.0044 0.0049 0.0045 0.0048 0.0031 0.0045 Continuing 0.0006 0.0109 0.0138 (1) 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 (2) (1) Continuing Portfolio (2) Excludes Passenger Airline Lease Portfolio (2)

4Q01 1Q02 2Q02 3Q02 2002 1Q03 2Q03 3Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 KEY 0.44 0.451 0.461 0.444 0.447 0.424 0.415 0.396 0.405 0.39 0.375 0.367 0.376 0.384 0.381 0.373 0.381 0.396 Commercial Loans-Utilization

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: April 18, 2006		/s/ Robert L. Morris

	By:	Robert L. Morris

	Title:	Executive Vice President
and Chief Accounting Officer